               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 ALL-AMERICAN TERM TRUST INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                          ALL-AMERICAN TERM TRUST INC.

                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2002
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of All-American Term Trust Inc. ('Trust') will be held on May 16, 2002 at 10:00 a.m., Eastern time, at 51 West 52nd Street, New York, New York 10019 for the following purposes:

        (1) To elect twelve (12) directors to serve until the annual meeting of shareholders in 2003, or until their successors are elected and qualified; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Trust shares at the close of business on March 21, 2002. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

March 28, 2002
51 West 52nd Street
New York, New York 10019-6114


--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                              VALID SIGNATURE
                    ------------                              ---------------
Corporate Accounts

  (1) ABC Corp. .....................................  ABC Corp.
                                                       John Doe, Treasurer

  (2) ABC Corp. .....................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B.
     Smith, Jr. UGMA/UTMA............................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr., Executor

                          ALL-AMERICAN TERM TRUST INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                 -------------------

                                   PROXY STATEMENT

                                 -------------------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2002

    This statement is furnished to the shareholders of All-American Term Trust Inc. ('Trust') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Trust to be held on May 16, 2002, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about March 28, 2002.

    A majority of the shares outstanding on March 21, 2002, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the twelve nominees for directors named herein and, in the proxies discretion, either FOR or AGAINST any other business that may properly arise at the meeting. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Trust prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, March 21, 2002, the Trust had 11,935,167 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily by mail but also may include telephone or oral communications by regular employees of Brinson Advisors, Inc. ('Brinson Advisors') or UBS PaineWebberSM Inc. ('UBS PaineWebber'), who will not receive any compensation therefor from the Trust. Each full share of the Trust outstanding is entitled to one vote and each fractional share of the Trust outstanding is entitled to a proportionate share of one vote.

UBS PaineWebber is a service mark of UBS AG.

    Brinson Advisors serves as the Fund's investment advisor and administrator. Brinson Advisors, a Delaware corporation, is an indirect wholly owned asset management subsidiary of UBS AG, with headquarters in Zurich, Switzerland and which is an internationally diversified organization with operations in many areas of the financial services industry. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS PaineWebber is 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, serves as the Trust's investment sub-advisor.

    The Trust's annual report containing financial statements for the fiscal year ended January 31, 2002 is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Proposal 1 relates to the election of directors of the Trust. Management proposes the election of the twelve nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Trust as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the twelve nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Mr. Bewkes has served as a director from the Trust's inception except for a brief period in 1993. Messrs. Armstrong and Burt have served as directors of the Trust since February 16, 1995. Directors shall be elected by the affirmative vote of a plurality of the votes cast for the election of directors, present in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the nominees named. None of the current directors and executive officers (21 persons) beneficially owned any shares of the Trust on February 28, 2002.

INTERESTED DIRECTORS

                             POSITION HELD       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE FUND:          NUMBER OF PORTFOLIOS IN FUND COMPLEX
                             LENGTH OF TIME       OVERSEEN BY DIRECTOR; OTHER DIRECTORSHIPS
   NAME AND ADDRESS; AGE         SERVED                        HELD BY DIRECTOR
   ---------------------         ------                        ----------------
Margo N. Alexander*; 55      Director since  Mrs. Alexander is an executive vice president of UBS
                                  1996       PaineWebber (since March 1984). She was chief
                                             executive officer of Brinson Advisors from
                                             January 1995 to October 2000, a director (from
                                             January 1995 to September 2001) and chairman (from
                                             March 1999 to September 2001). Mrs. Alexander is a
                                             director or trustee of 22 investment companies
                                             (consisting of 46 portfolios) for which Brinson
                                             Advisors, UBS PaineWebber or one of their affiliates
                                             serves as investment advisor, sub-advisor or
                                             manager.

                             POSITION HELD       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE FUND:          NUMBER OF PORTFOLIOS IN FUND COMPLEX
                             LENGTH OF TIME       OVERSEEN BY DIRECTOR; OTHER DIRECTORSHIPS
   NAME AND ADDRESS; AGE         SERVED                        HELD BY DIRECTOR
   ---------------------         ------                        ----------------
E. Garrett Bewkes, Jr.*; 75   Director and   Mr. Bewkes serves as a consultant to UBS PaineWebber
                              Chairman of    (since May 1999). Prior to November 2000, he was a
                              the Board of   director of Paine Webber Group Inc. ('PW Group,'
                               Directors     formerly the holding company of UBS PaineWebber and
                               since 1993    Brinson Advisors) and prior to 1996, he was a
                                             consultant to PW Group. Prior to 1988, he was
                                             chairman of the board, president and chief executive
                                             officer of American Bakeries Company. Mr. Bewkes is
                                             a director of Interstate Bakeries Corporation. Mr.
                                             Bewkes is a director or trustee of 34 investment
                                             companies (consisting of 58 portfolios) for which
                                             Brinson Advisors, UBS PaineWebber or one of their
                                             affiliates serves as investment advisor, sub-advisor
                                             or manager.

INDEPENDENT DIRECTORS

Richard Q. Armstrong; 66     Director since  Mr. Armstrong is chairman and principal of R.Q.A.
R.Q.A. Enterprises                1995       Enterprises (management consulting firm) (since
One Old Church Road --                       April 1991 and principal occupation since
Unit #6                                      March 1995). He is also a director of AlFresh
Greenwich, CT 06830                          Beverages Canada, Inc. (a Canadian Beverage
                                             subsidiary of AlFresh Foods Inc.) (since
                                             October 2000). Mr. Armstrong was chairman of the
                                             board, chief executive officer and co-owner of
                                             Adirondack Beverages (producer and distributor of
                                             soft drinks and sparkling/still waters)
                                             (October 1993-March 1995). He was a partner of The
                                             New England Consulting Group (management consulting
                                             firm) (December 1992-September 1993). He was
                                             managing director of LVMH U.S. Corporation (U.S.
                                             subsidiary of the French luxury goods conglomerate,
                                             Louis Vuitton Moet Hennessey Corporation)
                                             (1987-1991) and chairman of its wine and spirits
                                             subsidiary, Schieffelin & Somerset Company
                                             (1987-1991). Mr. Armstrong is a director or trustee
                                             of 22 investment companies (consisting of 46
                                             portfolios) for which Brinson Advisors,
                                             UBS PaineWebber or one of their affiliates serves as
                                             investment advisor, sub-advisor or manager.

David J. Beaubien; 67        Director since  Mr. Beaubien is chairman of Yankee Environmental
101 Industrial Road               2001       Systems, Inc., a manufacturer of meteorological
Turners Falls, MA 01376                      measuring systems. Prior to January 1991, he was
                                             senior vice president of EG&G, Inc., a company which
                                             makes and provides a variety of scientific and
                                             technically oriented products and services. He is
                                             also director of IEC Electronics, Inc., a
                                             manufacturer of electronic assemblies. From 1985 to
                                             January 1995, Mr. Beaubien served as a director or
                                             trustee on the boards of the Kidder, Peabody & Co.
                                             Incorporated mutual funds. Mr. Beaubien is a
                                             director or trustee of 22 investment companies
                                             (consisting of 46 portfolios) for which Brinson
                                             Advisors, UBS PaineWebber or one of their affiliates
                                             serves as investment advisor, sub-advisor or
                                             manager.

                             POSITION HELD       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE FUND:          NUMBER OF PORTFOLIOS IN FUND COMPLEX
                             LENGTH OF TIME       OVERSEEN BY DIRECTOR; OTHER DIRECTORSHIPS
   NAME AND ADDRESS; AGE         SERVED                        HELD BY DIRECTOR
   ---------------------         ------                        ----------------
Richard R. Burt; 55          Director since  Mr. Burt is chairman of Diligence LLC (international
1275 Pennsylvania Ave.,           1995       information and security firm) and IEP Advisors
  N.W.                                       (international investments and consulting firm). He
Washington, D.C. 20004                       is also a director of Archer-Daniels-Midland Company
                                             (agricultural commodities), Hollinger International
                                             Company (publishing), six investment companies in
                                             the Deutsche Bank family of funds, nine investment
                                             companies in the Flag Investors family of funds, The
                                             Central European Fund, Inc. and The Germany Fund,
                                             Inc., director of IGT, Inc. (provides technology to
                                             gaming and wagering industry) (since July 1999) and
                                             chairman of Weirton Steel Corp. (makes and finishes
                                             steel products) (since April 1996). From 1991-1994,
                                             he served as a partner of McKinsey & Company
                                             (management consulting firm). He was the chief
                                             negotiator in the Strategic Arms Reduction Talks
                                             with the former Soviet Union (1989-1991) and the
                                             U.S. Ambassador to the Federal Republic of Germany
                                             (1985-1989). Mr. Burt is a director or trustee of 22
                                             investment companies (consisting of 46 portfolios)
                                             for which Brinson Advisors, UBS PaineWebber or one
                                             of their affiliates serves as investment advisor,
                                             sub-advisor or manager.

Meyer Feldberg; 60           Director since  Mr. Feldberg is Dean and Professor of Management of
Columbia University               1996       the Graduate School of Business, Columbia
101 Uris Hall                                University. Prior to 1989, he was president of the
New York, New York 10027                     Illinois Institute of Technology. Dean Feldberg is
                                             also a director of Primedia Inc. (publishing),
                                             Federated Department Stores, Inc. (operator of
                                             department stores), Revlon, Inc. (cosmetics) and
                                             Select Medical Inc. (healthcare services). Dean
                                             Feldberg is a director or trustee of 34 investment
                                             companies (consisting of 58 portfolios) for which
                                             Brinson Advisors, UBS PaineWebber or one of their
                                             affiliates serves as investment advisor, sub-advisor
                                             or manager.

George W. Gowen; 72          Director since  Mr. Gowen is a partner in the law firm of
666 Third Avenue                  1996       Dunnington, Bartholow & Miller. Prior to May 1994,
New York, New York 10017                     he was a partner in the law firm of Fryer, Ross &
                                             Gowen. Mr. Gowen is a director or trustee of 34
                                             investment companies (consisting of 58 portfolios)
                                             for which Brinson Advisors, UBS PaineWebber or one
                                             of their affiliates serves as investment advisor,
                                             sub-advisor or manager.

William W. Hewitt, Jr.; 73   Director since  Mr. Hewitt is retired. Since 1988, he has served as
c/o Brinson Advisors, Inc.        2001       a director or trustee on the boards of the Guardian
51 West 52nd Street                          Life Insurance Company mutual funds. From 1990 to
New York, New York                           January 1995, Mr. Hewitt served as a director or
10019-6114                                   trustee on the boards of the Kidder, Peabody & Co.
                                             Incorporated mutual funds. From 1986-1988, he was an
                                             executive vice president and director of mutual
                                             funds, insurance and trust services of Shearson
                                             Lehman Brothers Inc. From 1976-1986, he was
                                             president of Merrill Lynch Funds Distributor, Inc.
                                             Mr. Hewitt is a director or trustee of 22 investment
                                             companies (consisting of 46 portfolios) for which
                                             Brinson Advisors, UBS PaineWebber or one of their
                                             affiliates serves as investment advisor, sub-advisor
                                             or manager.

                             POSITION HELD       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE FUND:          NUMBER OF PORTFOLIOS IN FUND COMPLEX
                             LENGTH OF TIME       OVERSEEN BY DIRECTOR; OTHER DIRECTORSHIPS
   NAME AND ADDRESS; AGE         SERVED                        HELD BY DIRECTOR
   ---------------------         ------                        ----------------
Morton L. Janklow; 71        Director since  Mr. Janklow is senior partner of Janklow & Nesbit
445 Park Avenue                   2001       Associates, an international literary agency
New York, New York 10222                     representing leading authors in their relationships
                                             with publishers and motion picture, television and
                                             multi-media companies, and of counsel to the law
                                             firm of Janklow & Ashley. Mr. Janklow is a director
                                             or trustee of 22 investment companies (consisting of
                                             46 portfolios) for which Brinson Advisors, UBS
                                             PaineWebber or one of their affiliates serves as
                                             investment advisor, sub-advisor or manager.

Frederic V. Malek; 65        Director since  Mr. Malek is chairman of Thayer Capital Partners
1455 Pennsylanvia                 1996       (merchant bank) and chairman of Thayer Hotel
Avenue N.W.                                  Investors III, Thayer Hotel Investors II and Lodging
Suite 350                                    Opportunities Fund (hotel investment partnerships).
Washington, D.C. 20004                       From January 1992 to November 1992, he was campaign
                                             manager of Bush-Quayle '92. From 1990 to 1992, he
                                             was vice chairman and, from 1989 to 1990, he was
                                             president of Northwest Airlines Inc. and NWA Inc.
                                             (holding company of Northwest Airlines Inc.). Prior
                                             to 1989, he was employed by the Marriott Corporation
                                             (hotels, restaurants, airline catering and contract
                                             feeding), where he most recently was an executive
                                             vice president and president of Marriott Hotels and
                                             Resorts. Mr. Malek is also a director of Aegis
                                             Communications, Inc. (tele-services), American
                                             Management Systems, Inc. (management consulting and
                                             computer related services), Automatic Data
                                             Processing, Inc. (computing services), CB Richard
                                             Ellis, Inc. (real estate services), FPL Group, Inc.
                                             (electric services), Classic Vacation Group
                                             (packaged vacations), HCR/Manor Care, Inc. (health
                                             care), and Northwest Airlines Inc. Mr. Malek is a
                                             director or trustee of 22 investment companies
                                             (consisting of 46 portfolios) for which Brinson
                                             Advisors, UBS PaineWebber or one of their affiliates
                                             serves as investment advisor, sub-advisor or
                                             manager.

Carl W. Schafer; 66          Director since  Mr. Schafer is president of the Atlantic Foundation
66 Witherspoon Street #1100       1996       (charitable foundation). He is a director of Labor
Princeton, NJ 08542                          Ready, Inc. (temporary employment), Roadway Corp.
                                             (trucking), The Guardian Group of Mutual Funds, the
                                             Harding, Loevner Funds, E.I.I. Realty Securities
                                             (investment company), Electronic Clearing House,
                                             Inc. (financial transactions processing), Frontier
                                             Oil Corporation and Nutraceutix, Inc. (biotechnology
                                             company). Prior to January 1993, he was chairman of
                                             the Investment Advisory Committee of the Howard
                                             Hughes Medical Institute. Mr. Schafer is a director
                                             or trustee of 22 investment companies (consisting of
                                             46 portfolios) for which Brinson Advisors, UBS
                                             PaineWebber or one of their affiliates serves as
                                             investment advisor, sub-advisor or manager.

                             POSITION HELD       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE FUND:          NUMBER OF PORTFOLIOS IN FUND COMPLEX
                             LENGTH OF TIME       OVERSEEN BY DIRECTOR; OTHER DIRECTORSHIPS
   NAME AND ADDRESS; AGE         SERVED                        HELD BY DIRECTOR
   ---------------------         ------                        ----------------
William D. White; 68         Director since  Mr. White is retired. From February 1989 through
P.O. Box 199                      2001       March 1994, he was president of the National League
Upper Black Eddy, PA 18972                   of Professional Baseball Clubs. Prior to 1989, he
                                             was a television sportscaster for WPIX-TV, New York.
                                             Mr. White served on the Board of Directors of Centel
                                             from 1989 to 1993 and until recently on the board of
                                             directors of Jefferson Banks Incorporated,
                                             Philadelphia, PA. Mr. White is a director or trustee
                                             of 22 investment companies (consisting of 46
                                             portfolios) for which Brinson Advisors, UBS
                                             PaineWebber or one of their affiliates serves as
                                             investment advisor, sub-advisor or manager.

---------

 * Mrs. Alexander, Mr. Bewkes are 'interested persons' of the Trust, as defined in the 1940 Act, by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

              INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED
                                                                          INVESTMENT COMPANIES OVERSEEN
                                                                          BY DIRECTOR FOR WHICH BRINSON
                                                                         ADVISORS, UBS PAINEWEBBER OR AN
                                                    DOLLAR RANGE OF       AFFILIATE SERVES AS INVESTMENT
                                                        EQUITY               ADVISOR, SUB-ADVISOR OR
                   DIRECTOR                      SECURITIES IN FUND'D'              MANAGER'D'
                   --------                      ---------------------              ----------
Margo N. Alexander.............................      (i)                        (v)
Richard Q. Armstrong...........................      (i)                        (v)
David J. Beaubien..............................      (i)                        (v)
E. Garrett Bewkes, Jr..........................      (i)                        (v)
Richard R. Burt................................      (i)                       (iii)
Meyer Feldberg.................................      (i)                        (v)
George W. Gowen................................      (i)                        (v)
William W. Hewitt, Jr..........................      (i)                        (v)
Morton L. Janklow..............................      (i)                        (i)
Frederic V. Malek..............................      (i)                        (iv)
Carl W. Schafer................................      (i)                        (iv)
William D. White...............................      (i)                        (ii)

---------
'D' In disclosing the dollar range of equity securities beneficially owned by a director in these columns, the following ranges will be used: (i) none;
    (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or
    (v) over $100,000.

    As of December 31, 2001, the independent directors did not own any securities issued by Brinson Advisors or any company controlling, controlled by or under common control with Brinson Advisors.

    The board of directors of the Trust met six times during the fiscal year ended January 31, 2002. Each director (except Messrs. Beaubien, Hewitt, Janklow and White, each of whom was appointed as a director effective September 20, 2001) attended 75% or more of the board meetings during the last fiscal year. The Board has established an Audit and Contract Review Committee ('Audit Committee') that acts pursuant to a written charter and is responsible for: (i) overseeing the Trust's accounting and financial reporting policies, practices and internal controls; and (ii) reviewing the performance by certain of the Fund's service providers of their contracts and arrangements with the Fund. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Trust's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence; and (d) based upon its review of the above, recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders. The Audit Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Gowen, Hewitt, Janklow, Malek, Schafer and White, none of whom have any relationship to the Trust that may interfere with the exercise of their independence from management or the Trust and who are independent as defined under listing standards of the New York Stock Exchange. The Audit Committee members are independent as defined under listing standards of the New York Stock Exchange. Each member of the Trust's Audit Committee is also a member of a similar committee established by the boards of other investment companies for which Brinson Advisors or UBS PaineWebber serves as investment advisor. The Audit Committee met once during the fiscal year ended January 31, 2002 and each member attended that meeting.

    The Board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for selecting and nominating for consideration by the Board individuals to be considered for election as directors who are not 'interested persons' of the Fund. The Nominating Committee currently consists of Messrs. Gowen, Schafer, White and Janklow. The Nominating Committee met once during the fiscal year ended
January 31, 2002, and each member attended the meeting.

    Each board member who is not an 'interested person' receives, in the aggregate from Brinson and PACE Select mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such mutual funds (or each relevant mutual fund in the case of a special meeting) pro rata based on the mutual funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of Brinson Advisors or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer.

                             COMPENSATION TABLE'D'

                                                                                 TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION      FROM THE
                                                                  FROM       TRUST AND THE
                  NAME OF PERSON, POSITION                     THE TRUST*    FUND COMPLEX**
                  ------------------------                    ------------   --------------
Richard Q. Armstrong, Director..............................     $  916         $ 79,500
David J. Beaubien, Director.................................         86           59,155
Richard R. Burt, Director...................................        766           71,400
Meyer Feldberg, Director....................................      1,550          166,048
George W. Gowen, Director...................................        920          163,529
William W. Hewitt, Jr., Director............................         91           71,033
Morton L. Janklow, Director.................................         86           52,905
Fredric V. Malek, Director..................................        916           79,500
Carl W. Schafer, Director...................................        886           79,230
William D. White, Director..................................         86           59,155

---------

'D'Only independent members of the board are compensated by the Trust and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended January 31, 2002.

** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 34 investment companies in the case of Messrs. Feldberg and Gowen; and (c) one investment company in the case of Messrs. Beaubien, Hewitt, Janklow and White for which Brinson Advisors,
   UBS PaineWebber or one their affiliates served as investment advisor, sub-advisor or manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

    The Trust's financial statements for the fiscal year ended January 31, 2002, were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Trust's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Trust has selected Ernst & Young as the independent auditors for the Trust for the fiscal year ending January 31, 2003. Ernst & Young has been the Trust's independent auditors since its inception in March 1993. Ernst & Young has informed the Trust that it has no material direct or indirect financial interest in the Trust.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES.

    The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Trust's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Trust's reports to shareholders are $23,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

    There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Trust.

ALL OTHER FEES.

    There were $109,000 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Trust, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Trust.

                                 FUND OFFICERS

    Officers of the Trust are appointed by the directors and serve at the pleasure of the board. None of the Trust's officers currently receives any compensation from the Trust. The executive officers of the Trust, are:

                              POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                               WITH THE FUND,       OTHER DIRECTORSHIPS AND POSITIONS WITH OTHER
   NAME AND ADDRESS; AGE      YEAR OF ELECTION        INVESTMENT COMPANIES IN THE FUND COMPLEX
   ---------------------      ----------------        ----------------------------------------
T. Kirkham Barneby*; 55        Vice President     Mr. Barneby is a managing director and chief
                                 since 2000       investment officer -- quantitative investments
                                                  of Brinson Advisors. Mr. Barneby is a vice
                                                  president of nine investment companies
                                                  (consisting of 12 portfolios) for which Brinson
                                                  Advisors, UBS PaineWebber or one of their
                                                  affiliates serves as investment advisor,
                                                  sub-advisor or manager.

Thomas Disbrow**; 36         Vice President and   Mr. Disbrow is a director and a senior manager
                             Assistant Treasurer  of the mutual fund finance department of Brinson
                                 since 2000       Advisors. Prior to November 1999, he was a vice
                                                  president of Zweig/Glaser Advisers. Mr. Disbrow
                                                  is a vice president and assistant treasurer of
                                                  22 investment companies (consisting of 46
                                                  portfolios) for which Brinson Advisors, UBS
                                                  PaineWebber or one of their affiliates serves as
                                                  investment advisor, sub-advisor or manager.

Amy R. Doberman*; 40           Vice President     Ms. Doberman is a managing director and general
                                and Secretary     counsel of Brinson Advisors. From December 1997
                                 since 2000       through July 2000, she was general counsel of
                                                  Aeltus Investment Management, Inc. Prior to
                                                  working at Aeltus, Ms. Doberman was a Division
                                                  of Investment Management Assistant Chief Counsel
                                                  at the SEC. Ms. Doberman is secretary of Brinson
                                                  Supplementary Trust and a vice president and
                                                  secretary of 24 investment companies (consisting
                                                  of 85 portfolios) for which Brinson Advisors,
                                                  Brinson Partners, UBS PaineWebber or one of
                                                  their affiliates serves as investment advisor,
                                                  sub-advisor or manager.

                              POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                               WITH THE FUND,       OTHER DIRECTORSHIPS AND POSITIONS WITH OTHER
   NAME AND ADDRESS; AGE      YEAR OF ELECTION        INVESTMENT COMPANIES IN THE FUND COMPLEX
   ---------------------      ----------------        ----------------------------------------
Kevin J. Mahoney**; 36       Vice President and   Mr. Mahoney is a director and a senior manager
                             Assistant Treasurer  of the mutual fund finance department of Brinson
                                 since 1999       Advisors. From August 1996 through March 1999,
                                                  he was the manager of the mutual fund internal
                                                  control group of Salomon Smith Barney. Mr.
                                                  Mahoney is a vice president and assistant
                                                  treasurer of 22 investment companies (consisting
                                                  of 46 portfolios) for which Brinson Advisors,
                                                  UBS PaineWebber or one of their affiliates
                                                  serves as investment advisor, sub-advisor or
                                                  manager.

John Penicook***; 44           Vice President     Mr. Penicook is a managing director and head of
                                 since 2002       fixed income of Brinson Partners. Mr. Penicook
                                                  is a vice president of five investment companies
                                                  (consisting of five portfolios) for which
                                                  Brinson Advisors, UBS PaineWebber or one of
                                                  their affiliates serves as investment advisor,
                                                  sub-advisor or manager.

Emil Polito*; 41               Vice President     Mr. Polito is an executive director and head of
                                 since 2001       investment support and mutual fund services of
                                                  Brinson Advisors. From July 2000 to October
                                                  2000, he was a senior manager of investment
                                                  systems at Dreyfus Corp. Prior to July 2000, Mr.
                                                  Polito was a senior vice president and director
                                                  of operations and control for Brinson Advisors.
                                                  Mr. Polito is a vice president of 22 investment
                                                  companies (consisting of 46 portfolios) for
                                                  which Brinson Advisors, UBS PaineWebber or one
                                                  of their affiliates serves as investment
                                                  advisor, sub-advisor or manager.

Paul H. Schubert**; 39         Vice President     Mr. Schubert is an executive director and head
                                and Treasurer     of the mutual fund finance department of Brinson
                                 since 1994       Advisors. Mr. Schubert is treasurer and
                                                  principal accounting officer of Brinson
                                                  Supplementary Trust and of two investment
                                                  companies (consisting of 39 portfolios) and a
                                                  vice president and treasurer of 22 investment
                                                  companies (consisting of 46 portfolios) for
                                                  which Brinson Advisors, Brinson Partners, UBS
                                                  PaineWebber or one of their affiliates serves as
                                                  investment advisor, sub-advisor or manager.

Brian M. Storms*; 47              President       Mr. Storms is chief operating officer (since
                                 since 2000       September 2001) and president of Brinson
                                                  Advisors (since March 1999). Mr. Storms was
                                                  chief executive officer of Brinson Advisors from
                                                  October 2000 to September 2001. He was president
                                                  of Prudential Investments (1996-1999). Prior to
                                                  joining Prudential Investments he was a managing
                                                  director at Fidelity Investments. Mr. Storms is
                                                  president and trustee of Brinson Supplementary
                                                  Trust and of two investment companies
                                                  (consisting of 39 portfolios) and president of
                                                  22 investment companies (consisting of 46
                                                  portfolios) for which Brinson Advisors, Brinson
                                                  Partners, UBS PaineWebber or one of their
                                                  affiliates serves as investment advisor,
                                                  sub-advisor or manager.

                              POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                               WITH THE FUND,       OTHER DIRECTORSHIPS AND POSITIONS WITH OTHER
   NAME AND ADDRESS; AGE      YEAR OF ELECTION        INVESTMENT COMPANIES IN THE FUND COMPLEX
   ---------------------      ----------------        ----------------------------------------
Keith A. Weller*; 40         Vice President and   Mr. Weller is a director and senior associate
                             Assistant Secretary  general counsel of Brinson Advisors. Mr. Weller
                                 since 1995       is a vice president and assistant secretary of
                                                  22 investment companies (consisting of 46
                                                  portfolios) for which Brinson Advisors, UBS
                                                  PaineWebber or one of their affiliates serves as
                                                  investment advisor, sub-advisor or manager.

---------

  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

 ** This person's business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.

*** This person's business address is 209 South LaSalle Street, Chicago,
    Illinois 60604.

                               OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

    Based on a Schedule 13G submitted to the Trust and filed with the SEC, the following shareholder owned more than 5% of the Trust's shares as of the date indicated:

                                                        NUMBER AND PERCENTAGE OF
                                                        SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                                         AS OF FEBRUARY 14, 2002
----------------                                         -----------------------
Wachovia Corporation f/k/a First Union Corporation....       644,700  5.18%

    The shareholder may be contacted c/o Brinson Advisors, Inc., 51 West 52nd Street, New York, New York 10019-6114. Management does not know of any other person who owns beneficially 5% or more of the shares of the Trust.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Trust is not aware of any outstanding report required to be filed by any board member pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

March 28, 2002


        ---------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
        ---------------------------------------------------------------
                                       12

                                                                  EXHIBIT A

                  AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER
                           ESTABLISHMENT AND PURPOSE

    The Audit and Contract Review Committee (the 'Committee') of the Boards of Trustees and Boards of Directors (each, a 'Board' and collectively, the 'Boards') of the funds for which Brinson Advisors, Inc. ('Brinson Advisors') serves as investment adviser or investment manager (each, a 'Fund' and collectively, the 'Funds') is hereby established on this the 12th day of September, 2001. The two primary purposes of the Committee are to oversee the Funds' accounting and financial reporting policies, practices and internal controls as required by the Investment Company Act of 1940, as amended (the 'Act') and, for those Funds organized as closed-end investment management companies, the rules of the New York Stock Exchange, Inc. or other relevant securities exchange, if any, on which shares of the Fund are listed, and to review the performance by certain service providers of their contracts and arrangements with the Funds as required by the Act.

    In connection with the oversight of each Fund's accounting and financial reporting policies, practices and internal controls, the Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and each Fund's financial statements, act as a liaison between the Boards and each Fund's independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have unrestricted access to the Boards' Trustees and Directors, the independent auditors, Fund officers, and the senior management of Brinson Advisors.

    With respect to its contract review function, the Committee will consider the performance of the Funds' investment advisor or investment manager (as appropriate) and administrator, sub-advisors, distributor and all other service providers. The Committee will determine whether compensation paid by the Funds pursuant to their contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered. In performing its duties, the Committee shall have unrestricted access to the Funds' Trustees and Directors, the officers of the Funds and senior management of each service provider.

COMPOSITION

    The Committee shall be composed of all the independent Trustees/Directors of the Funds. The Boards shall elect a chairperson, who shall preside over Committee meetings (the 'Chairperson'). The Chairperson shall serve for an initial interim term of one year and, thereafter, for successive terms of three years.

    Each member of the Committee must meet the independence and experience requirements set forth in Appendix A.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than annually. An agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairperson may invite the Funds' officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds' officers and other parties.

    A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.

DUTIES AND RESPONSIBILITIES

    As a general rule, the Funds' independent auditors are ultimately accountable to the applicable Board and the Committee, and the Committee and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:

AUDIT OVERSIGHT

     Recommend to the Board the selection of an independent public accounting firm.

     Review the scope of the Fund's proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

     Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1.

     Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     Recommend to the Board appropriate actions in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the auditors.

     Discuss with management the performance of the independent auditors, management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

     Review and discuss with the independent auditors and management the Fund's annual report to shareholders and significant accounting policies underlying the report and its presentation to the public.

     Discuss with the Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

     Discuss with the Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

     Review with the independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

     As necessary, review with the independent auditors and management any 'illegal acts,' as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Fund's financial statements.

     Make recommendations to the Board, based on the Committee's review and discussions with the Fund's independent auditors and management, with respect to the Fund's financial statements as to whether the financial statements should be included in the Fund's annual report for the previous fiscal year.

CONTRACT REVIEW

     Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

     Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

     Meet with such representatives of the service providers as the Committee deems necessary.

     Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

     Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

OTHER

     Review with the Fund's investment manager and sub-advisors:

        (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

        (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

LIMITS ON COMMITTEE LIABILITY

    The Audit and Contract Review Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the audit committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This charter may be amended by a vote of a majority of the Committee members.

                                                                      APPENDIX A

INDEPENDENCE REQUIREMENTS

    In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

    A Director/Trustee who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director/Trustee could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

    A Director/Trustee: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors/Trustees of that Fund determines in its business judgment that the relationship does not interfere with the Director's/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

      'Business relationship' can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (b) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director/Trustee and the Fund.

    A Director/Trustee who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

    A Director/Trustee who is an 'Immediate Family' member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

    One Independent Director/Trustee who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors/Trustees of the Brinson Advisors Funds, under exceptional and limited circumstances, determines that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

    Each member of the Committee must be 'financially literate.' A member of the Committee will be deemed to be 'financially literate' if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

    At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                         ------------------------
                                     ALL-AMERICAN
                                  TERM TRUST INC.
                         ------------------------



                         PROXY
                         STATEMENT



                         ------------------------
                                     ALL-AMERICAN
                                  TERM TRUST INC.
                         ------------------------

                                  ----------------
                                  NOTICE OF
                                  ANNUAL MEETING
                                  TO BE HELD ON
                                  MAY 16, 2002
                                  AND
                                  PROXY STATEMENT
                                  ----------------

                                                                     APPPENDIX 1



                                    PROXY

                         ALL-AMERICAN TERM TRUST INC.

                Annual Meeting of Shareholders -- May 16, 2002


      The undersigned hereby appoints as proxies Scott Griff and Victoria Drake and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Directors of All-American Term Trust Inc.


                            YOUR VOTE IS IMPORTANT

      Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9388, Boston, MA 02205-9966. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


 -----------                                                       -----------
 SEE REVERSE                                                       SEE REVERSE
    SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE
 -----------                                                       -----------

 ---  Please mark
  X   votes as in
 ---  this example



     The Board of Directors recommends a vote "FOR"

  1. To elect as directors:

     (01) Margo N. Alexander, (02) Richard Q. Armstrong, (03) David J. Beaubien,
     (04) E. Garrett Bewkes, Jr., (05) Richard R. Burt, (06) Meyer Feldberg,
     (07) George W. Gowen, (08) William W. Hewitt, Jr., (09) Morton L. Janklow,
     (10) Frederic V. Malek, (11) Carl W. Schafer, (12) William D. White.

                  FOR                           WITHHOLD
                  ALL        [ ]         [ ]    FROM ALL
                NOMINEES                        NOMINEES

                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

 [ ]  FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE

This proxy will not be voted unless it is dated and signed exactly as instructed below:

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

Sign exactly as name appears hereon.



Signature
(if held jointly)               Date             Signature           Date
                 -------------       --------              --------       ------



                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'